Exhibit 10.25

SEVENTH AMENDMENT TO

SECOND AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT

THIS SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of March 13, 2023, is entered into among each of the parties listed on the signature pages hereto as an Originator (each an “Originator”; and collectively, the “Originators”), ARCH RESOURCES, INC. (f/k/a ARCH COAL, INC.) (the “Company”) and ARCH COAL SALES COMPANY, INC. (the “Servicer”).

RECITALS

1.The Company and the Originators are parties to the Second Amended and Restated Purchase and Sale Agreement, dated as of October 5, 2016 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).
2.Arch Receivable Company, LLC, as seller, the Servicer, the various financial institutions party thereto as Conduit Purchasers, the Related Committed Purchasers thereto as LC Participants and as Purchaser Agents, and PNC Bank National Association, as administrator (in such capacity, the “Administrator”) and LC Bank, are parties to the Third Amended and Restated Receivables Purchase Agreement, dated as of October 5, 2016 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”).
3.The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.Certain Defined Terms.  Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement or Receivables Purchase Agreement.
SECTION 2.Amendments to the Agreement.  The Agreement is hereby amended by replacing Schedule V to the Agreement in its entirety with the Schedule V attached hereto.
SECTION 3.Representations and Warranties.  Each of the Originators (solely with respect to clause (a) below; it being understood and agreed that each Originator makes the representations and warranties set forth in clause (a) below solely with respect to itself, and no Originator makes the representations and warranties set forth in clause (b) below) and the Company hereby represents and warrants as follows:
(a)Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part.  This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their respective terms.

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(b)No Default.  Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Termination Event or Unmatured Termination Event exists or shall exist.
SECTION 4.Authorization to File Financing Statements.  Upon the effectiveness of this Amendment, the Company and the Originators each hereby authorize the Administrator to file (at the expense of the Company) the UCC-1 financing statements in substantially the form of Exhibit A hereto (the “New Financing Statements”), the UCC-3 collateral amendments in substantially the form of Exhibit B hereto (the “Financing Statement Amendments” and, together with the New Financing Statements, the “Specified Filings”) and the UCC-3 termination statements in substantially the form of Exhibit C hereto.
SECTION 5.Effect of Amendment.  All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
SECTION 6.Effectiveness.  This Amendment shall become effective as of the date hereof upon receipt by the Administrator of the following:
6.1counterparts of this Amendment, executed by each of the parties hereto;
6.2completed UCC search reports listing the financing statements filed in all applicable jurisdictions that name “CoalQuest Development LLC” as debtor, together with copies of such other financing statements, and similar search reports with respect to judgment liens, federal tax liens and liens of the Pension Benefit Guaranty Corporation in such jurisdictions, as the Administrator may reasonably request, showing no Adverse Claims on any Pool Assets; and
6.3a favorable opinion or opinions of external counsel for the Originators, addressed to the Administrator, each Purchaser Agent and each Purchaser, in form and substance reasonably satisfactory to the Administrator, covering UCC creation and perfection matters with respect to the Specified Filings (comprising county-level filings relating to certain Originators made in Colorado, West Virginia and Wyoming).
SECTION 7.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 8.Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.
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SECTION 9.Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
SECTION 10.Ratification.  After giving effect to this Amendment and the transactions contemplated by this Amendment, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.
SECTION 11.Severability.  Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

[Signatures begin on next page]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

ARCH RESOURCES, INC.

By:  /s/MATTHEW C. GILJUM
Name:Matthew C. Giljum
Title:Senior Vice President, Chief Financial

Officer & Treasurer

Seventh Amendment to A&R PSA

SERVICER:

ARCH COAL SALES COMPANY, INC.

By:______/s/ROSEMARY L. KLEIN __________
Name:Rosemary L. Klein

Title:Vice President and Secretary

Seventh Amendment to A&R PSA

ORIGINATORS:

ARCH COAL SALES COMPANY, INC.

ARCH ENERGY RESOURCES, LLC

ARCH WESTERN RESOURCES, LLC

MINGO LOGAN COAL LLC

MOUNTAIN COAL COMPANY, L.L.C.

THUNDER BASIN COAL COMPANY, L.L.C.

COALQUEST DEVELOPMENT LLC

HUNTER RIDGE COAL LLC

HUNTER RIDGE HOLDINGS, INC.

HUNTER RIDGE LLC

ICG BECKLEY, LLC

ICG EAST KENTUCKY, LLC

ARCH COAL GROUP, LLC

ICG, LLC

ICG NATURAL RESOURCES, LLC

ICG TYGART VALLEY, LLC

INTERNATIONAL ENERGY GROUP, LLC

MARINE COAL SALES LLC

UPSHUR PROPERTY LLC

BRONCO MINING COMPANY LLC

HAWTHORNE COAL COMPANY LLC

KING KNOB COAL CO. LLC

MELROSE COAL COMPANY LLC

PATRIOT MINING COMPANY LLC

VINDEX ENERGY LLC

WHITE WOLF ENERGY LLC

WOLF RUN MINING LLC

By: /s/ROSEMARY L. KLEIN
Name:Rosemary L. Klein
Title:Vice President and Secretary

Seventh Amendment to A&R PSA

CONSENT TO:

PNC BANK, NATIONAL ASSOCIATION,

as Administrator and as a Purchaser Agent

By: /s/ Deric Bradford

Name:Deric Bradford

Title:Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,

as the LC Bank

By: /s/ Deric Bradford

Name:Deric Bradford

Title:Senior Vice President

Seventh Amendment to A&R PSA

REGIONS BANK,

as a Purchaser Agent

By: /s/ James Barwis

Name:James Barwis

Title:Managing Director

Seventh Amendment to A&R PSA

Schedule V

LOCATION OF MINING OPERATIONS

ORIGINATOR	MINEHEAD	STATE	COUNTY
Arch Coal Sales Company, Inc.	N/A
Arch Energy Resources, LLC	N/A
Arch Western Resources, LLC	N/A
Mingo Logan Coal LLC	Mountain Laurel	West Virginia	Logan
Mountain Coal Company, L.L.C.	West Elk	Colorado	Gunnison
Thunder Basin Coal Company, L.L.C.	Black Thunder Coal Creek	Wyoming Wyoming	Campbell Campbell
Bronco Mining Company LLC	N/A
CoalQuest Development LLC	Leer South Leer	West Virginia West Virginia	Barbour Taylor
Hawthorne Coal Company LLC	N/A
Hunter Ridge Coal LLC	N/A
Hunter Ridge Holdings, Inc.	N/A
Hunter Ridge LLC	N/A
ICG Beckley, LLC	Beckley	West Virginia	Raleigh
ICG East Kentucky, LLC	N/A
Arch Coal Group, LLC	N/A
ICG, LLC	N/A
ICG Natural Resources, LLC	N/A
Schedule V-1

ORIGINATOR	MINEHEAD	STATE	COUNTY
ICG Tygart Valley, LLC	Leer	West Virginia	Taylor
International Energy Group, LLC	N/A
King Knob Coal Co. LLC	N/A
Marine Coal Sales LLC	N/A
Melrose Coal Company LLC	N/A
Patriot Mining Company LLC	N/A
Upshur Property LLC	N/A
Vindex Energy LLC	N/A
White Wolf Energy LLC	N/A
Wolf Run Mining LLC	Leer South	West Virginia	Barbour

Schedule V-2

Exhibit A

UCC-1 FINANCING STATEMENTS TO BE FILED

(attached)

Exhibit A-1	Seventh Amendment to A&R PSA (Arch Coal)

Exhibit B

UCC-3 COLLATERAL AMENDMENTS TO BE FILED

(attached)

Exhibit B-1	Seventh Amendment to A&R PSA (Arch Coal)

Exhibit C

UCC-3 TERMINATION STATEMENTS TO BE FILED

(attached)

Exhibit C-1	Seventh Amendment to A&R PSA (Arch Coal)